CorVu Corporation
                        3400 West 66th Street, Suite 445
                                 Edina, MN 55435


                                October 22, 1999

Mr. Edward S. Adams
Jon Adams Financial Co., L.L.P.
175 Westwood, Suite 1000
Wayzata, MN 55391

RE: Engagement Letter dated May 12, 1999 between CorVu Corporation and Jon Adams Financial Co., L.L.P (the "Engagement Letter")

Dear Ed:

         This letter is in regard to Section 1 of the Engagement Letter, which provides that CorVu retains Jon Adams Financial as its exclusive financial and business advisor for four months from May 12, 1999. We have agreed to amend
Section 1 of the Engagement Letter to extend the exclusive engagement period until December 31, 1999.

         Please indicate your agreement to the foregoing by signing the enclosed duplicate copy of this letter and returning it to the undersigned.

                                       Sincerely,

                                       CorVu Corporation


                                       By: /s/ Justin MacIntosh
                                            Justin MacIntosh, President and
                                            Chief Executive Officer

ACCEPTED AND AGREED TO this ___ day of October, 1999

Jon Adams Financial Co., L.L.P


By:
Its: